UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 26, 2007

AMS HEALTH SCIENCES, INC. (Exact name of registrant as specified in its charter)
OKLAHOMA (State or other jurisdiction of incorporation)	001−13343 (Commission File Number)	73-1323256 (I.R.S. Employer Identification No.)

711 NE 39th Street, Oklahoma City, OK (Address of principal executive offices)	73105 (Zip Code)
Registrant’s telephone number, including area code: (405) 842-0131

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01	Entry (Amendment) of a Material Definitive Agreement.

On October 26, 2007, AMS Health Sciences, Inc. (the "Company") entered into an Omnibus Amendment and Waiver (the “Laurus Amendment”) with Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), Valens Offshore SPV I, Ltd., a Cayman Islands company (“VOFSPVI”), Valens U.S. SPV I, LLC, a Delaware limited liability company (“VUSSPVI”), ERATO Corp., a Delaware corporation (“ERATO”) and Valens Offshore SPV II, Corp., a Delaware corporation (“VOFSPVII” and together with Laurus, VOFSPVI, VUSSPVI and ERATO, the “Holders” and each, a “Holder”), for the purpose of amending, restating and waiving certain terms of (i) the Secured Convertible Term Note, issued as of June 28, 2006 by the Company to Laurus and subsequently assigned in part by Laurus to each of VOFSPVI and VUSSPVI (as amended, modified or supplemented from time to time, the “Term Note”), (ii) the Securities Purchase Agreement dated as of June 28, 2006 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Purchase Agreement”), and (iii) the Common Stock Purchase Warrant issued as of June 28, 2006 by the Company to Laurus, and subsequently assigned by Laurus to ERATO, VOFSPVII and VUSSPVI (as amended, modified and/or supplemented from time to time, the “Warrant”).

Pursuant to the Laurus Amendment, Laurus and the Company agreed that:

(1)
The Company could defer a portion of the principal amount otherwise due in each of the four months commencing with the October 2007 payment due under the Term Note and ending with the January 2008 payment, such that the principal payment payable to Laurus for each of the four month shall be $15,000, rather than $83,333.33 as originally provided in the Term Note (the “Regular Monthly Amount”).  The aggregate amount of the deferred principal must be paid in full on the Maturity Date (as defined in the Term Note), together with all accrued and unpaid interest thereon and all other amounts due and payable on the Maturity Date under the Term Note, the Purchase Agreement and the other Related Agreements referred to in the Purchase Agreement.  The Regular Monthly Amount payments shall resume pursuant to the Term Note with the payment due on February 1, 2008.

(2)	The exercise price of the Warrant was reduced from $0.53 per share to $0.20 per share.

(3)
The prepayment premium described in Section 2.3 of the Term Note otherwise applicable to all optional prepayments of principal under the Term Note was amended to be defined as 123% of the principal amount outstanding under the Term Note at the time of such prepayment.

A copy of the Laurus Amendment is furnished as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

10.1	Omnibus Amendment and Waiver dated October 26, 2007 by and between the Company and Laurus, VOFSPVI, VUSSPVI, ERATO and VOFSPVII.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        AMS HEALTH SCIENCES, INC.
                    (Registrant)

Date:  November 1, 2007                                                                                              By:  /s/ Robin L. Jacob
                        Robin L. Jacob
                        Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1*	Omnibus Amendment and Waiver dated October 26, 2007 by and between the Company and Laurus, VOFSPVI, VUSSPVI, ERATO and VOFSPVII.

*           Filed herewith.